EXHIBIT 10.1(c)
PERFORMANCE SHARE AGREEMENT
RenaissanceRe Holdings Ltd. (the “Company”), pursuant to its 2016 Long-Term Incentive Plan (the “Plan”), hereby grants to the Participant the number of Performance Shares set forth below. The Performance Shares are subject to all of the terms and conditions as set forth herein, as well as the terms and conditions of the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Performance Share Agreement (this “Agreement”), the Plan shall govern and control.

Participant:	-
Date of Grant:	-
Number of Performance Shares:	-

Definitions:
For purposes of this Agreement, the following definitions shall apply:

“Employment Agreement” means the Participant’s employment agreement with the Company, as amended, amended and restated, or modified from time to time.

“Measurement Price” as of a given date means the average of the closing prices of the Stock or the common stock of a Peer Group company, as applicable, for each of the twenty (20) trading days ending on (and including) such date.

“Peer Group” means the following group of companies: [_____]; provided, however, that if (i) any of the companies ceases to be publicly traded for any reason following the Date of Grant and prior to the Committee’s determination of Total Shareholder Return with respect to a given Performance Period or (ii) if sufficient data with respect to any of such companies is not available to the Committee to calculate Total Shareholder Return for a given Performance Period, such company or companies shall not be members of the Peer Group during such Performance Period; provided further, however, that the Committee may, in its discretion, review and revise the composition of the Peer Group with respect to any Performance Period during the Committee’s first quarter meeting at the beginning of such Performance Period based on a review of the appropriateness of including or excluding any given company for comparison purposes.

“Performance Period” means (i) with respect to Tranche 1, calendar year [_____], (ii) with respect to Tranche 2, calendar year [_____], and (iii) with respect to Tranche 3, calendar year [_____].

“Reference Price” means the average of the closing prices of the Stock or the common stock of a Peer Group company, as applicable, for each of the twenty (20) trading days ending on (and including) the Date of Grant.

“Service Period” means the period commencing on the Date of Grant and ending on December 31, [_____], with respect to each Vesting Tranche.

“Total Shareholder Return” means, as of any date, the percentage change in the value of the Stock or the common stock of a Peer Group company, as applicable, from the Reference Price to the Measurement Price as of such date, as determined by the Committee in its sole discretion; provided, however, that, with respect to a given Performance Period, the Committee shall apply the same methodology to the calculation of Total Shareholder Return of the Company as it applies to the calculation of Total Shareholder Return of each member of the Peer Group.

“Vesting Percentage” shall, with respect to a given Vesting Tranche, be a function of the Company’s Total Shareholder Return during the applicable Performance Period relative to members of the Peer Group, determined as follows:

Relative Total Shareholder Return	Vesting Percentage
[_____]th Percentile	[_____]%
[_____]th Percentile	[_____]%
[_____]th Percentile	[_____]%
[_____]th Percentile	[_____]%
In the event that the relative Total Shareholder Return during a given Performance Period falls between any of the stated percentile values above, the Vesting Percentage for the applicable Vesting Tranche shall be determined using a linear interpolation from the next lowest stated percentile value. For all purposes of this Agreement, the Plan, the Employment Agreement, and any other agreement between the Participant and the Company, relative Total Shareholder Return in the [_____]th percentile among the Peer Group shall be deemed to be “target” performance. Notwithstanding anything herein to the contrary, the Committee may decrease the Vesting Percentage with respect to any given Performance Period(s), in its sole discretion. No Performance Shares in a given Vesting Tranche shall vest if the Company’s Total Shareholder Return for a given Performance Period relative to the Peer Group is at or below the [_____]th percentile. The maximum Vesting Percentage for any given Vesting Tranche shall be 100%; provided that if the Company’s absolute Total Shareholder Return for a given Performance Period is negative, then the maximum Vesting Percentage for the applicable Vesting Tranche shall be [●]%.

“Vesting Tranche” means a vesting tranche of Performance Shares as set forth herein.

Vesting Tranches:	“Tranche 1” shall consist of [_____] Performance Shares. “Tranche 2” shall consist of [_____] Performance Shares. “Tranche 3” shall consist of [_____] Performance Shares.

Vesting Schedule:
Subject to the Participant’s continued employment with the Company or any of its Affiliates through the Service Period (except as otherwise provided in any other agreement between the Participant and the Company pertaining to the Performance Shares, including the Employment Agreement, in which case the terms of such other agreement shall apply to the Performance Shares), a number of Performance Shares in each Vesting Tranche shall vest upon the expiration of the Service Period equal to the product of (x) the total number of Performance Shares in such Vesting Tranche multiplied by (y) the Vesting Percentage. The total number of vested Performance Shares in each Vesting Tranche shall be delivered following the later of (i) expiration of the Service Period and (ii) the Committee’s determination of Total Shareholder Return with respect to the Performance Period for such Vesting Tranche. Performance Shares in a given Vesting Tranche that are no longer eligible to vest following the

Committee’s determination of Total Shareholder Return with respect to a given Performance Period shall immediately be forfeited to the Company by the Participant for no consideration as of the date of such determination.

Termination of Employment:
In the event of the Participant’s Termination for any reason (except as otherwise provided in any other agreement between the Participant and the Company pertaining to the Performance Shares, including the Employment Agreement or any other Participant Agreement, in which case the terms of such other agreement shall apply to the Performance Shares), all Performance Shares that have not vested as of the date of such Termination shall be immediately forfeited to the Company by the Participant for no consideration as of such date.

Dividends:
As contemplated by Section 9(a) of the Plan, cash dividends and stock dividends, if any, with respect to the Performance Shares shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the Performance Shares to which such dividends relate. No interest will accrue or be paid on the amount of any cash dividends withheld. Accrued dividends that remain unpaid following the Participant’s Termination for any reason shall be immediately forfeited for no consideration as of the date of such Termination. No dividends will accrue or be withheld by the Company on the Participant’s behalf pursuant to this Agreement or the Plan with respect to any Performance Shares on or following the date on which they vest in full.

Additional Terms:
The Performance Shares granted hereunder shall be registered in the Participant’s name on the books of the Company, but the certificates evidencing such Performance Shares shall be retained by the Company while the Performance Shares remain unvested, and for such additional time as the Committee determines appropriate.

The Company shall have the right to deduct from any payment to the Participant pursuant to this Agreement any federal, state or local income or other taxes required to be withheld in respect thereof in accordance with Section 17 of the Plan.
This Agreement does not confer upon the Participant any right to continue as an employee.

This Agreement shall be construed and interpreted in accordance with the laws of Bermuda, without regard to the principles of conflicts of law thereof.
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[Signatures to appear on the following page(s).]

THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS AGREEMENT AND THE PLAN, AND AS AN EXPRESS CONDITION TO THE GRANT OF PERFORMANCE SHARES HEREUNDER, AGREES TO BE BOUND BY THE TERMS THIS AGREEMENT AND THE PLAN.

RENAISSANCERE HOLDINGS LTD. By: Signature Name: Title: Date:	PARTICIPANT Signature Date: